UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 3, 2010 (February 2, 2010)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-117633	54-2122988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Fourth Street
Niagara Falls, NY (Seneca Nation Territory)	14303
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 299-1100

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operation and Financial Condition.

The Seneca Gaming Corporation, on February 2, 2010, issued a press release announcing its financial results for the fiscal quarter ended December 31, 2009.  A copy of the press release is attached to this Current Report as Exhibit 99.1.

The information contained in this Current Report and in the press release attached as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent that it is expressly stated to be incorporated by specific reference in such filing.

Item 8.01                                             Other Events.

Investor Call for Quarter Ended December 31, 2009

Kevin Seneca, Chairman of the SGC Board of Directors, and SGC senior management will host a conference call for investors and other members of the financial community on Tuesday, February 9, 2010 at 4pm Eastern Standard Time for purposes of discussing SGC’s operating results for the quarter ended December 31, 2009.  Interested parties may participate in this call by dialing 800-709-1785, the conference ID is SENECA.  Participants are requested to dial in 5 to 10 minutes prior to the scheduled start time.  A rebroadcast of this conference call will be available for 14 days by dialing 800-642-1687; the conference ID number will be 54911224.

Item 9.01.                                          Financial Statements and Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

(d)                                 Exhibit

99.1                           Press Release Announcing Financial Results for the Fiscal Quarter Ended December 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION
(Registrant)

Date: February 3, 2010		/s/ David Sheridan
	Name:	David Sheridan
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

*99.1	Press Release Announcing Financial Results for the Fiscal Quarter Ended December 31, 2009

*              Filed herewith